ASSIGNMENT

THIS AGREEMENT, made on the day of February, 2001, between:

         Mark Rice located at                 ("ASSIGNOR")

                                       and

         Robert Esposito located at           ("ASSIGNEE")

                                    RECITALS:

A. ASSIGNOR presently is the purchaser of shares of Hypermedia Communications Inc. pursuant to the Private Stock and Debt Purchase Agreement ("Agreement") dated February 9, 2001 for the purchase of 2,144,822 issued and outstanding common shares and 8,483,391 issued and outstanding preferred shares as well approximately $7,914,192 in debt instruments. B. ASSIGNOR desires to assign to ASSIGNEE such all of the interest in the shares and purchaser of the debt under the Agreement in consideration for ASSIGNEE paying the purchase price of $76,173 under the Agreement.

         THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL AGREEMENTS HEREINAFTER SET FORTH BY AND BETWEEN THE PARTIES, IT IS AGREED AS FOLLOWS:

     1.0 ASSIGNMENT. ASSIGNOR AGREES TO ASSIGN ALL OF ITS RIGHTS, TITLE AND INTEREST IN ITS INTEREST IN THE AGREEMENT. IN CONSIDERATION THEREOF, ASSIGNEE shall fund the full amount of $76,173 under the terms of the Agreement.

     2.0 AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

     3.0 APPLICABLE LAW. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Florida.

     4.0 SEVERABILITY. The invalidity or unenforceability of any provision in this Agreement shall not in any way affect the validity or enforceability of any other provision and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been in the Agreement.

     5.0 NOTICES. Any and all notices required hereunder shall be deemed delivered personally or if mailed by registered or certified mail tot he partes at the addresses mentioned above, or at such other address or addresses as either party may hereinafter designate in writing to the other.

     6.0 ENTIRE AGREEMENT. This instrument contains the entire Agreement between the parties and supersedes and replaces any and all agreements, written or oral, made at any time between the parties. IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written. WITNESS:

                                            /s/ Mark Rice
-----------------------              --------------------------------
                                                MARK RICE

WITNESS:

                                            /s/ Robert Esposito
-----------------------              --------------------------------
                                                ROBERT ESPOSITO